U.S. SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549


                            FORM 8-K

                         CURRENT REPORT

                Pursuant to Section 13 or 15(d) of
                the Securities Exchange Act of 1934


                   Date of Report: July 21, 1997


                         HA SPINAKER, INC.
        -----------------------------------------------------
        (Exact name of registrant as specified in its charter)


                              COLORADO
            ---------------------------------------------
            (State or other jurisdiction of incorporation)


     000-21099                                    84-112830
---------------------                        -------------------
(Commission File No.)                           (IRS Employer
                                             Identification No.)

      5650 Greenwood Plaza Blvd.
             Suite 216
         Englewood, Colorado                         80111
----------------------------------------           ----------
(Address of principal executive offices)           (Zip code)



Registrant's telephone number, including area code: (303) 741-1118

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

Item 2.  Acquisition and Disposition of Assets.

     Effective July 11, 1997, HA Spinaker, Inc. (the "Company") entered into a letter of intent with Zaba International Holdings USA, Inc. ("Zaba"), a privately held Nevada corporation, whereby the Company has agreed in principle to acquire all of the issued and outstanding shares of Zaba in exchange for issuance by the Company of previously unissued "restricted" common stock.

     The relevant terms of the proposed transaction require the Company to (i) undertake a "reverse split" of its common stock, whereby one (1) shares of common stock will be issued in exchange for every twelve (12) shares of common stock then issued and outstanding; and (ii) issue to the Zaba shareholders an aggregate of 9,628,660 "restricted" common shares (post split), representing 80% of the Company's then outstanding common stock, in exchange for all of the issued and outstanding shares of Zaba.

     The proposed share exchange is subject to satisfaction of certain conditions, including completion of due diligence activities, the approval of the transaction by all of the shareholders of Zaba and the Company, and confirmation of the financial condition of Zaba by presentation of Zaba audited financial statements. The proposed transaction is expected to close immediately after these conditions have been satisfied. If the proposed transaction with Zaba is consummated, the present officers and directors of the Company are expected to resign their respective positions with the Company, to be replaced by the present management of Zaba, or their designees. A copy of the letter of intent between the Company and Zaba is attached hereto as
Exhibit 2.0 and incorporated herein as if set forth.

Item 7.  Financial Statements, Pro Forma Financial Information and
Exhibits.

     (c)  Exhibits.

     2.0  Letter of Intent between the Company and Zaba


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

                             SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   HA SPINAKER, INC.



                                   By:/s/ Gregory W. Skufka
                                      ---------------------------
                                      Gregory W. Skufka,
                                      President


Dated:  July 21, 1997.

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

                        HA SPINAKER, INC.
                 -------------------------------

                           EXHIBIT 2.0
                 -------------------------------

                    LETTER OF INTENT BETWEEN

                        THE COMPANY AND

               ZABA INTERNATIONAL HOLDINGS USA, INC.
                 -------------------------------

                        HA SPINNAKER, INC.
                    5650 Greenwood Plaza Blvd.
                            Suite 216
                    Englewood, Colorado 80111

                          July 11, 1997


Board of Directors
Zaba International Holdings USA, Inc.
2963 Glen Drive
Suite 308
Coquitlam, British Columbia, Canada V3B 2P7
Attention: Robert Zaba, President

     Re:  Plan of Reorganization Between HA Spinnaker,
          Inc. and Zaba International, Inc.

Dear Mr. Zaba:

This letter is intended to express the general terms of the Plan of Reorganization to be formalized between HA Spinnaker, Inc., a Colorado corporation ("HAS") and Zaba USA Holdings, Inc., a Nevada corporation to be formed immediately after execution of this letter agreement ("Zaba"). The objective of our discussions has been the execution and consummation of applicable, formal Agreement(s) between HAS and Zaba (the "Exchange Agreements") which, among other things, would provide for the various matters set forth below.

     1. Plan of Reorganization and Reorganization of the Companies. The board of directors of HAS and Zaba have completed an initial evaluation of the business plan, financial statements and other relevant corporate documents of the other and have concluded that a reorganization of Zaba and HAS, whereby HAS would issue shares of its Common Stock equal to ownership of 80% of its outstanding shares in exchange for 100% of the then outstanding securities of Zaba would be in the best interest of both companies. It is the intent of the parties hereto that the proposed reorganization of Zaba and HAS be effected as a tax-free exchange pursuant to Section 368 of the Internal Revenue Code of 1986, as amended.

     2.     Terms of Reorganization.

          (A) HAS Capitalization. HAS's total authorized capital stock consists of 1,000,000,000 shares of Common Stock, par value $0.001 per share and 100,000,000 shares of Preferred Stock, par value $0.001 per share. As of the date hereof there are 28,600,000 Common Shares of HAS issued and outstanding. There are no Preferred Shares issued or outstanding. As of the Closing Date (as defined herein), there will be no more than 28,886,000 shares of HAS' common stock issued or outstanding, pre reverse split.

Prior to the Closing Date, as defined hereinbelow, the Board of Directors of HAS shall undertake a reverse split of the HAS issued and outstanding Common Stock, whereby 1 share of Common Stock shall be issued in exchange for each 12 shares of Common Stock presently issued and outstanding, in order to establish the number of issued and outstanding Common Shares of HAS at the Closing Date to be 2,407,166 shares.

          (B) Zaba Capitalization. Zaba's total authorized capital will, upon formation, consist of 100,000 Common Shares, par value $0.01 per share. As of the date of Closing, there will be 100 shares of Zaba's Common Stock issued and outstanding.

          (C) Exchange Terms. At the Closing, the exchange shall occur as follows:

          (i) Each Share of Zaba Common Stock will be converted into shares of HAS Common Stock on a pro rata basis to their respective holdings in Zaba.

          (D)     Special Board and Shareholder Meetings.

          (i) Prior to Closing, the Board of Directors of HAS will call a special meeting of the HAS shareholders, or otherwise obtain the written consent of its shareholders, for the purposes of: (a) ratifying the transaction proposed herein; (b) amending the HAS Articles of Incorporation, to change the name of HAS to "Zaba International, Inc." or such other name as may be available and acceptable to the present Zaba Board of Directors; (c) providing any applicable dissenter's rights afforded to the HAS Shareholders pursuant to the laws of the State of Colorado; and (d) undertaking to include any additional amendments to the HAS Articles of Incorporation reasonably requested by the Zaba Board of Directors in a timely manner and acceptable to the HAS Board of Directors.

          (ii) Prior to Closing, the Board of Directors of Zaba will undertake all action necessary pursuant to the laws of Nevada in to effectuate the transaction proposed herein, including but not limited to obtaining the consent of the Zaba Shareholders for the purposes of ratifying the transaction proposed herein and shall take all additional action necessary to cause the intent of this letter to be adopted and ratified.

          (E) Share Exchange. Subject to the approval of the terms and conditions contained herein by the HAS and Zaba shareholders (the "Closing" or the "Closing Date"), Zaba shall consummate a reorganization with HAS by the Zaba shareholders exchanging all of the issued and outstanding Zaba Stock owned by them for an aggregate of 9,600,000 "restricted" Common Shares of HAS (post split), with HAS emerging as the parent company and Zaba being dissolved by operation of law.

          (F) Officers and Directors. At Closing, the present officers and directors of HAS shall deliver to Zaba their respective letters of resignation, along with certified minutes of the HAS Board of Directors accepting such resignation and appointing to the HAS Board those persons designated by Zaba to be officers and directors of the surviving entity herein.

     3. Financial Condition of HAS. Except as provided herein, as of the Closing Date, HAS balance sheet will reflect no assets or liabilities.

     4. Financial Condition of Zaba. Zaba hereby represents and warrants that the audited balance sheet of Zaba and its predecessor companies, dated March 31, 1997 will reflect, in US Dollars, total assets and net assets of no less than $8,000,000 and net income for its most recent fiscal year of no less than $100,000. Zaba further represents and warrants that no negative material changes to its financial statements have occurred since the end of its last fiscal year.

     5.     Conditions to Closing.

          (A) Closing. The Closing of the transaction proposed herein shall take place as soon as practical after the following conditions, in addition to other customary conditions, have been satisfied: (i) the terms of the reorganization have been approved by the requisite vote of its shareholders; and (ii) the reorganization has been approved by a requisite number of Zaba's security holders. The Closing shall take place in Aurora, Colorado at the offices of legal counsel for HAS, Andrew I. Telsey, P.C., 2851 S. Parker Road, Suite 720, Aurora, Colorado 80014, or such other location as the parties may so agree. At the discretion of the parties hereto, Closing may also occur via telephonic means.

          (B) To Be Provided by Zaba. As soon as possible, but in no event later than the Closing Date, in addition to those items which may be required to be delivered pursuant to the terms of the applicable Exchange Agreements, Zaba shall provide to the present Board of Directors of HAS the following:

          i) a financial audit of its books as of the end of its last fiscal year and unaudited financial statements for those interim periods required to be provided the SEC under Regulation SB or SK, as applicable and as promulgated under the Securities Act of 1933, as amended which shall be prepared in accordance with Generally Accepted Accounting Principles. The audited financial statements shall be provided by an independent, SEC Certified Public Accountant and such audit shall demonstrate balance sheet information consistent with the financial information provided to HAS by Zaba prior to Closing; and

          ii) an investment letter in a form acceptable to counsel to HAS, duly executed by each Zaba shareholder, acknowledging that each such shareholder is exchanging their respective securities of Zaba for their pro rata applicable number of HAS Common Shares, that such shares to be acquired by each

          Zaba shareholder are solely for their account and for investment and they have no plan, intention, contract, understanding, agreement or arrangement with any person to sell, assign, pledge, hypothecate or otherwise transfer to any person such shares, or any portion thereof.

          (C) Non-Delivery. Failure by Zaba to provide those items described hereinabove, or failure of said audit to confirm the financial condition of Zaba as previously represented herein, shall render this proposed transaction voidable at the discretion of the present Board of Directors of HAS.

          (D) Representations of HAS. HAS hereby represents that, as of the Closing Date, it shall be current in all filings required to be tendered to the Securities and Exchange Commission ("SEC") pursuant to the Securities Exchange Act of 1934, as amended, including but not limited to, filings on Forms 8-K, 10-K, 10-KSB, 10-Q and/or 10-QSB.

          (E) Private Sale of HAS Common Stock. Subsequent to Closing, some of the current inside shareholders of HAS may sell some or all of their HAS Common Shares owned by them, subject to the exemptions, restrictions, terms and limitations applicable to such sales under state and federal securities laws. No sales of any of the issued and outstanding securities of HAS shall be made prior to Closing.

     6. Default. Assuming the execution of a definitive reorganization agreement by HAS and Zaba, in the event Zaba fails to perform pursuant to Paragraph 9, below, or otherwise close the transaction without the fault of HAS, Zaba shall be responsible for payment of all reasonable costs incurred by HAS, including but not limited to attorneys fees, due diligence costs, costs related to proxy solicitation, if any and such other costs as may be incurred directly relating to this proposed transaction. Zaba shall be responsible for payment of its own legal, accounting and any other out-of-pocket expenses reasonably incurred in connection with this transaction, whether or not this transaction is consummated.

     7. Confidentiality. Upon the signing of this Letter of Intent, HAS and Zaba will provide to each other full access to their books and records and will furnish financial and operating data and such other information with respect to their business and assets as may reasonably be requested from time to time. If the proposed transaction is not consummated, all parties shall keep confidential any information (unless ascertainable from public filings or published information), obtained concerning the other's operations, assets and business.

     8. Retainer of Counsel. As a material condition hereto, upon execution hereof by Zaba, Zaba shall cause to be tendered a non-refundable fee of $25,000, payable in two installments, the first installment upon execution of this letter and the balance on the earlier of (i) Closing, as defined herein; or (ii) thirty (30) days from the date of execution of this agreement, to Andrew I. Telsey,

P.C., counsel to HAS, in order to allow such counsel to commence preparation of all SEC filings and other related documentation necessary to allow HAS to comply with the rules and regulations necessary to consummate the transaction proposed herein. ZABA hereby covenants to tender all balances due hereunder, whether or not the transaction proposed herein is consummated.

     9. Finders Fees. It is hereby acknowledged that each party hereto may be responsible for payment of certain finders fees relating to the transaction proposed herein and that as a further condition to Closing, as defined herein, each party shall warrant in such Closing documents that such finders fees have been, or will be, paid and further, shall indemnify and hold harmless the other party from such obligation.

     10. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

     11. Jurisdiction. It is the intention of the parties that the laws of the State of Colorado govern the determination of the validity of this Agreement, the construction of its terms and the interpretation of the rights and duties of the parties.

     12. Notices. Any notice relevant herein shall be deemed to have been sufficiently served for all purposes if delivered personally to the party to whom the same is directed, or, if sent, by deposit with the United States mail, certified mail, return receipt requested postage prepaid, at such party's address listed hereinabove, or to such other address as shall be furnished in writing by any party to the other. any such notice shall be deemed to be given three (3) days after deposited in the U.S. mail.

     13. Further Action. Each party shall execute and deliver such papers, documents and instruments, and perform such acts as are necessary or appropriate to implement the terms hereof and the intent of the parties hereto.

     14. Amendments. This Agreement may only be amended by the mutual consent of all the parties hereto which Amendment shall be in writing, duly executed by the parties.

Except for the agreements set forth in Paragraphs 7, 8 and 9 hereof, this letter is not intended as a contract or to create any enforceable rights or obligations whatsoever on the part of either party. No obligations on the part of either party with respect to the matters covered hereby (other than as set forth in Paragraphs 7, 8 and 9 hereof) shall exist unless and until a written agreement, satisfactory in form and substance to both parties, has been approved by their respective boards of directors and shareholders, if necessary and executed by officers specifically authorized to do so.

If the foregoing accurately reflects your understanding of the terms and conditions of our agreement please so indicate by signing below as designated.

Yours truly,

HA SPINNAKER, INC.

By: /s/ Gregory W. Skufka
   --------------------------------
   Gregory W. Skufka, President

APPROVED AND ACCEPTED this  11  day of July, 1997.

ZABA INTERNATIONAL HOLDINGS USA, INC.



By: /s/ Robert Zaba
   ----------------------------------
   Robert Zaba, President